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                                                                 Exhibit 99.2(a)

                          SECTION 906 CEO CERTIFICATION

In connection with the Annual Report of Cendant Corporation (the "Company") on Form 10-K/A for the period ending December 31, 2001 and the Quarterly Report of the Company on Form 10-Q/A for the period ending June 30, 2002, each as filed with the Securities and Exchange Commission on the date hereof (collectively, the "Reports"), Henry R. Silverman, as Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) Each of the Reports fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in each of the Reports fairly presents, in all material respects, the financial condition and results of operations of the Company.


  /s/ Henry R. Silverman
------------------------------
Henry R. Silverman
Chief Executive Officer
August 19, 2002


This certification accompanies each Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

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                          SECTION 906 CFO CERTIFICATION

In connection with the Annual Report of Cendant Corporation (the "Company") on Form 10-K/A for the period ending December 31, 2001 and the Quarterly Report of the Company on Form 10-Q/A for the period ending June 30, 2002, each as filed with the Securities and Exchange Commission on the date hereof (collectively, the "Reports"), Kevin M. Sheehan, as Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) Each of the Reports fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in each of the Reports fairly presents, in all material respects, the financial condition and results of operations of the Company.


  /s/ Kevin M. Sheehan
-------------------------
Kevin M. Sheehan
Chief Financial Officer
August 19, 2002


This certification accompanies each Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.